OPPENHEIMER QUEST VALUE FUND, INC.
                   Class N Share Certificate (8-1/2" x 11")


I.    FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4"
      --------------------
      x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS N SHARES below cert.
no.)
                                 (centered below boxes)

                      OPPENHEIMER QUEST VALUE FUND, INC.
                         A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST

                      OPPENHEIMER QUEST VALUE FUND, INC.

      (hereinafter called the "Fund"), transferable only on the books of the Fund By the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                                  /s/ Bridget A. Macaskill
-----------------------                         -------------------
TREASURER                                       PRESIDENT

                             (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend

                      OPPENHEIMER QUEST VALUE FUND, INC.
                                      SEAL
                                      1979
                            COMMONWEALTH OF MARYLAND


(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)


Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s)      __________________________
                                    guaranteed    Name    of    Guarantor    by:
                                    _____________________________
                                                Signature of
                                                Officer/Title


(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle. It is invalid without this "four hands" watermark: logotype




                   THIS SPACE MUST NOT BE COVERED IN ANY WAY